SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2002
                             ----------------------

                         COMMISSION FILE NUMBER 0-28452

DELAWARE                         VELOCITY EXPRESS
(State of other jurisdiction of  CORPORATION                  87-0355929
incorporation or organization)   (Exact name of registrant    (I.R.S. Employer
                                 as specified in its charter) Identification No.

                  7803 Glenroy Road, Suite 200,
                  Minneapolis, Minnesota                           55439
          ----------------------------------------------      ---------------
            (Address of principal executive officers)            (Zip Code)

        Registrant's telephone number, including area code (612)492-2400
                             ----------------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

On April 25, 2002, Velocity Express Corporation (the "Company") issued a press release announcing its financial results for its third fiscal quarter, ended March 30, 2000, and the enactment of a one-for-five reverse stock split. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                              Description
--------------                              -----------

     99.1              Press Release dated April 25, 2002 issued by the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 25, 2002              By:     /s/ Wesley C. Fredenburg
                                            ------------------------------------
                                            Name: Wesley C. Fredenburg
                                            Title: Secretary and General Counsel